Exhibit No. 10(g)(xv)



                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                       SECURED REVOLVING CREDIT AGREEMENT
                                  BY AND AMONG


                                  QMS, INC. and
                               QMS CIRCUITS, INC.,
                                  as Borrowers,


                        and AMSOUTH BANK N.A., as AGENT,


                             and AMSOUTH BANK N.A.,
                 NATIONAL CITY BANK, KENTUCKY (formerly known as
                       FIRST NATIONAL BANK OF LOUISVILLE),
                  and NATIONSBANK OF GEORGIA, N.A., as LENDERS


                                      * * *


                                 $30,000,000.00


                                      * * *


                              As of April 22, 1994


                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                       SECURED REVOLVING CREDIT AGREEMENT


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      This  Fourth  Amendment to Amended and Restated secured  Revolving  Credit

Agreement  (this "Fourth Amendment") is entered into as of the 22 day of  April,

1994  by  and  among  QMS, Inc. and QMS Circuits, Inc.,  as  Borrowers  (each  a

"Borrower" and collectively "Borrowers"), AmSouth Bank N.A. as Agent for Lenders

("Agent") to the extent and in the manner provided in Article XI of that certain

Amended  and  Restated Secured Revolving Credit Agreement entered  into  by  the parties  hereto  or  their predecessors in interest as of October  2,  1992  (as amended  by  that  certain  First  Amendment to  Amended  and  Restated  Secured

Revolving  Credit Agreement entered into by the parties hereto as  of  April  2,

1993, by that certain Second Amendment to Amended and Restated Secured Revolving

Credit  Agreement entered into by the parties hereto as of June 30, 1993 (the

"Second Amendment"), and by that certain Third Amendment to Amended and Restated

Secured  Revolving  Credit Agreement entered into by the parties  hereto  as  of

November  19, 1993, the "Secured Revolving Credit Agreement"), and AmSouth  Bank

N.A.,  National  City Bank, Kentucky (formerly known as First National  Bank  of

Louisville)  and  NationsBank of Georgia, N.A., as Lenders (each  a  Lender  and

collectively  "Lenders").   Capitalized terms  used  herein  and  not  otherwise

defined shall have the meanings ascribed thereto in the Secured Revolving Credit

Agreement.





                               W I T N E S S E T H





      WHEREAS,  the  Borrowers  have  requested  that  the  Lenders  extend  the

Commitment Termination Date to January 30, 1996, and Lenders have agreed  to  do so  upon the terms and conditions set forth herein, including amendment  of  the

Secured  Revolving  Credit Agreement as hereinafter set forth  to,  among  other things, include certain additional covenants.





      NOW,  THEREFORE, in consideration of the mutual promises herein  contained and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:



      1.   Pursuant to Section 2.25(i) of the Secured Revolving Credit Agreement

and without prejudice to the provisions of Section 2.25(ii) thereof, Lenders and

Borrowers  hereby  agree  to  the  extension of  the  date  of  payment  of  the indebtedness evidenced by the Notes to January 30, 1996.



     2.   ARTICLE IX of the Secured Revolving Credit Agreement is hereby amended by  adding  new  Sections 9.21 and 9.22 thereto, which shall immediately  follow

Section  9.20  (which  was  added by the Second Amendment)  and  shall  read  as follows:



     9.21 QUARTERLY INTEREST COVERAGE RATIO. Borrowers shall not permit the ration of Earnings Before Interest and Taxes to Interest Expense to be less than: 2.00 to 1 for the third quarter of Borrowers' 1994 fiscal year; 2.00 to 1 for the fourth quarter of Borrowers' 1994 fiscal year; 2.25 to 1 for the first quarter of Borrowers' 1995 fiscal year; and 2.50 to 1 for the second quarter of Borrowers' 1995 fiscal year and for each fiscal quarter thereafter.

     9.22 PROFITABILITY. Borrowers shall not permit net income (after taxes and all other charges against income) of QMS and its Consolidated Subsidiaries to be less than: $500,000 for the third quarter of Borrowers' 1994 fiscal year; $750,000 for the fourth quarter of Borrowers' 1994 fiscal year and $1,000,000 for the first quarter of Borrowers' 1995 fiscal year; and for each fiscal quarter thereafter.


      3.    The provisions of this Fourth Amendment shall not be deemed a waiver by  Lenders  of, or consent by Lenders to noncompliance by Borrowers  with,  any provisions of the Loan Documents, including without limitation the cross-default provisions of Section 10.01(d) of the Secured Revolving Credit Agreement.



      4.   Lenders hereby consent to amendment of the QMS/CGLIC $20,000,000 Note

Agreement to correspond to the amendments set fourth in Section 2 above.



     5.   This Fourth Amendment to Amended and Restated Secured Revolving Credit

Agreement  may  be executed in any number of counterparts, all  of  which  taken together  shall  constitute one and the same agreement, and any of  the  parties hereto may execute this agreement by signing any such counterpart.



      IN WITNESS WHEREOF, the undersigned have executed this agreement as of the day and year first above written.



                                    BORROWERS




QMS, Inc.                            QMS CIRCUITS, INC.


By:/s/Charles D. Daley               By:/s/Charles D. Daley
   Name:  CHARLES D. DALEY              Name:  CHARLES D. DALEY
   Title: EVP FINANCE &                 Title: VP FINANCE
          ADMINISTRATION


AGENT


AMSOUTH BANK N.A., as agent for
  Lenders pursuant to the terms
  of the Secured Revolving Credit
  Agreement


By:/s/Debra L. Harrison
   Name:  DEBRA L. HARRISON
   Title: VICE PRESIDENT




LENDERS

AMSOUTH BANK N.A.


By:/s/Debra L. Harrison
   Name:  DEBRA L. HARRISON
   Title: VICE PRESIDENT



NATIONAL CITY BANK, KENTUCKY
(formerly known as First National
Bank of Louisville)


By:/s/John Simms
   Name:  JOHN SIMMS
   Title: VICE PRESIDENT



NATIONSBANK OF GEORGIA, N.A.


By:/s/Shawn B. Welch
   Name:  SHAWN B. WELCH
   Title: ACTING VICE PRESIDENT